Supplement to the Common Class Prospectus

CREDIT SUISSE COMMODITY RETURN STRATEGY FUND

The following information supersedes certain information in the Fund's Prospectus, dated March 1, 2010.

Effective June 1, 2010, the fund will increase the minimum initial investment for all Common Class shareholders to $250,000. Also effective June 1, 2010, the minimum account balance requirement for all Common Class shareholders will be increased to $100,000. These requirements will not be applied to shareholders who hold their Common Class shares through financial intermediaries that maintain omnibus accounts but will apply to the financial intermediary. The fund reserves the right to modify or waive these requirements. Common Class shareholders of the fund as of the close of business on May 31, 2010 will not be subject to these requirements.

Dated: May 4, 2010	COM-PRO-CMN-16-0510 2010-004